UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2010.

AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

North Dakota	000-51728	43-1481791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clark Street St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 940-6000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In accordance with Section 10-35-16 of the North Dakota Publicly Traded Corporations Act, this Current Report on Form 8-K is being filed with the Securities and Exchange Commission (“SEC”) to announce that American Railcar Industries, Inc. (“ARI” or the “Company”) has established June 8, 2010 as the date for the Company’s 2010 Annual Meeting of Shareholders. A shareholder who wishes to propose a matter for consideration or a vote by shareholders at the Company’s 2010 Annual Meeting of Shareholders must deliver notice to the Company on or before March 29, 2010 and otherwise comply with the procedures set forth in the Company’s Bylaws. Additional information concerning the Company’s 2010 Annual Meeting of Shareholders will be included in the Company’s 2010 Proxy Statement relating to such meeting to be filed with the SEC within 120 days after the close of the Company’s year end and mailed to the Company’s shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2010

American Railcar Industries, Inc.

By: /s/ Dale C. Davies
Name: Dale C. Davies
Title: Senior Vice President, Chief Financial Officer and Treasurer